UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2008

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THINK PARTNERSHIP INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-32442	87-0450450
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

15550 Lightwave Drive, Suite 300, Clearwater, Florida 33760

(Address of Principal Executive Office) (Zip Code)

(727) 324-0046

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Effective as of April 24, 2008, Think Partnership Inc. (the “Company”) and Scott P. Mitchell entered into a Separation Agreement and a Consulting Agreement (collectively, the “Agreements”), pursuant to which Mr. Mitchell resigned as a member of its Board of Directors, effective April 24, 2008.   On April 18, 2008, Mr. Mitchell resigned his position as the Chief Executive Officer and President of the Company.

Pursuant to the Agreements, the Company granted Mr. Mitchell, under the Company’s 2005 Long Term Incentive Plan, 400,000 unrestricted shares of the Company’s common stock, $.001 par value per share, in consideration for providing consulting services to the Company for six months.  Mr. Mitchell’s Employment Agreement with the Company, dated August 3, 2006, was terminated.  All of his options and warrants received directly from the Company, whether vested or unvested, were forfeited.  Mr. Mitchell and the Company exchanged releases.  Mr. Mitchell agreed not to sell more than 50,000 shares of  the stock grant he received under the Agreements in any weekly period on the open market, and for 12 months he agreed not  to engage in any business that competes with the Company in the U.S. and in  certain foreign jurisdictions or solicit any of the Company’s employees or customers.

The foregoing description of the terms of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements which are attached hereto as exhibits and are incorporated herein by reference.

Item 1.02

Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

 (d)

Exhibits

Exhibit Number	Description
10.1	Separation Agreement dated April 24, 2008 between Scott Mitchell and Think Partnership Inc.
10.2	Consulting Agreement dated April 24, 2008 between Scott Mitchell and Think Partnership Inc.

CAUTIONARY STATEMENT REGARDING EXHIBITS

The representations, warranties and covenants made by the Company or any subsidiary of the Company in any agreement filed as an exhibit to this Current Report on Form 8-K or in any amendment hereto are made solely for the benefit of the parties to the agreement, including, in some cases, for the purpose of allocating risk among the parties to the agreement, and should not be deemed to be representations, warranties or covenants to, or with, any third party.  Moreover, these representations, warranties and covenants should not be relied on as accurately describing or reflecting the current state of the Company’s affairs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2008	THINK PARTNERSHIP INC.

	By:	/s/ Vaughn W. Duff
	Name: Title:	Vaughn W. Duff General Counsel